Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 25, 2009 (this “Amendment”), among (i) AFFILIATED MANAGERS GROUP, INC., a Delaware corporation (the “Borrower”), (ii) the undersigned Lenders (as defined below), and (iii) BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), amends certain provisions of the certain Third Amended and Restated Credit Agreement, dated as of November 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, The Bank of New York Mellon (as successor by merger to The Bank of New York), JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Co-Syndication Agents, Calyon New York Branch and RBS Citizens, National Association, as Co-Documentation Agents.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has requested that the undersigned Lenders and the Administrative Agent agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Credit Agreement.

(a)           Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by restating the following definitions in their entirety as follows:

“ABR” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) a percentage per annum equal to Eurodollar Rate for a one-month Interest Period in effect for such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.25%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.  Any change in the ABR

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due to a change in any of the foregoing shall take effect at the opening of business on the day specified in the public announcement of such change.

“EBITDA” means, for any Person for any period, the sum (without duplication) of the amount for such Person for such period of (a) its net income before taxes and (b) to the extent deducted in determining its net income, (i) its interest expense (including capitalized interest expense), (ii) its depreciation expense, (iii) its amortization expense, (iv) its non-cash asset impairment expense and (v) its Non-Cash Based Compensation Costs.

(b)           Section 3.6 of the Credit Agreement (Computation of Interest and Fees) is hereby amended by deleting the words “Bank of America’s “prime rate”“ appearing in paragraph (a) of such Section 3.6 and inserting in lieu thereof the words “the ABR”.

Section 2.              Conditions Precedent.  This Amendment shall become effective as of the date first written above upon (a) execution hereof by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders and (b) the Administrative Agent’s receipt, for the account of each Lender consenting to this Amendment, a work fee in the amount of $5,000 per such Lender and its Affiliates who are Lenders, which fee shall be deemed fully earned and non-refundable upon receipt thereof.

Section 3.              Continued Validity of Loan Documents.  Except for the amendments to the Credit Agreement set forth in Section 1 hereof, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Borrower or any Subsidiary Guarantor contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

Section 4.              Representations and Warranties.  Each of the Borrower and the Subsidiary Guarantors (each, a “Loan Party”) hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           Due Execution and Authorization; Legal, Valid and Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party.  The execution and delivery and performance by such Loan Party of this Amendment is within such Person’s corporate powers and has been duly authorized by all necessary action on its part.  This Amendment, the Credit Agreement as amended hereby and all other Loan Documents to which such Person is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)           No Legal Bar.  The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Person of this Amendment and the Credit Agreement as amended hereby, will not violate any certificate of incorporation and by-laws or other similar organizational or governing documents of such Person, any Requirement of Law or

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any Contractual Obligation of such Loan Party or any of its Subsidiaries, except for such violations of Requirements of Law or Contractual Obligations which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any such organizational or governing document, Requirement of Law or Contractual Obligation.

(c)           Representations and Warranties in Loan Documents.  All representations and warranties of each Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(d)           No Default.  No Default or Event of Default has occurred and is continuing.

Section 5.              Ratification.  Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

Section 6.              Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.              Miscellaneous.  This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto.  Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.  To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern.  The headings used in this Amendment are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment or any provision hereof.  This Amendment shall be binding upon and inure to the benefit of the Administrative Agent, each of the Lenders and each of the Loan Parties, and to each of their respective successors in title and assigns.  This Amendment may not be modified or amended except in a manner permitted by Section 10.1 of the Credit Agreement.

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In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

Section 8.              Costs and Expenses.  Pursuant to Section 10.5 of the Credit Agreement, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including all Attorney Costs of the Administrative Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Borrower whether or not this Amendment is consummated.

Section 9.              Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:

AFFILIATED MANAGERS GROUP, INC.

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent, as Swingline Lender and as a Lender

By:	/s/ Joshua A. Podietz
Name:	Joshua A. Podietz
Title:	Senior Vice President

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

THE BANK OF NEW YORK MELLON,
as a Co-Syndication Agent and as a Lender

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	V.P.

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Co-Syndication Agent and as a Lender

By:	/s/ Sergey Sherman
Name:	Sergey Sherman
Title:	Vice President

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

CALYON NEW YORK BRANCH
as a Co-Documentation Agent and as a Lender

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

By:	/s/ Charles Kornberger
Name:	Charles Kornberger
Title:	Managing Director

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Co-Syndication Agent and as a Lender

By:	/s/ Kari E. Niermann
Name:	Kari E. Niermann
Title:	Assistant Vice President

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Co-Documentation Agent and as a Lender

By:	/s/ Darcy Salinger
Name:	Darcy Salinger
Title:	Vice President

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as a Co-Agent and as a Lender

By:	/s/ Joshua Gross
Name:	Joshua Gross
Title:	Investment Banking Officer

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Karl Studer
Name:	Karl Studer
Title:	Director

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Kathleen Bowers
Name:	Kathleen Bowers
Title:	Director

By:	/s/ Michael Campites
Name:	Michael Campites
Title:	Vice President

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Co-Agent and as a Lender

By:	/s/ David L. Mahmood
Name:	David L. Mahmood
Title:	Managing Director

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Chris Rice
Name:	Chris Rice
Title:	Corporate Banking Officer

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

CHANG HWA COMMERCIAL BANK, LTD.,
as a Lender

By:	/s/ Jim C.Y. Chen
Name:	Jim C.Y. Chen
Title:	VP & General Manager

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

FIRST COMMERCIAL BANK NEW YORK AGENCY,
as a Lender

By:	/s/ May Hsiao
Name:	May Hsiao
Title:	Assistant General Manager

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender

By:	/s/ Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

E.SUN COMMERCIAL BANK, LTD., Los Angeles Branch as a Lender

By:	/s/ Benjamin Lin
Name:	Benjamin Lin
Title:	EVP & General Manager

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

TAIPEI FUBON COMMERCIAL BANK, as a Lender

By:	/s/ Michael Tan
Name:	Michael Tan
Title:	VP & General Manager

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

RATIFICATION OF GUARANTY

Each of the undersigned Subsidiary Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof, (b) joins the foregoing Amendment for the sole purpose of consenting to and being bound by the provisions of Sections 4 and 5 thereof and (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee the obligations of the Borrower under the Loan Documents.

AMG/MIDWEST HOLDINGS, INC.
AMG NEW YORK HOLDINGS CORP.
AMG/NORTH AMERICA HOLDING CORP.
AMG NORTHEAST INVESTMENT CORP.
AMG NORTHEAST HOLDINGS, INC.
AMG/TBC HOLDINGS, INC.
CATALYST ACQUISITION II, INC.
FA (WY) ACQUISITION COMPANY, INC.
FIRST QUADRANT CORP.
J M H MANAGEMENT CORPORATION
SKYLP HOLDINGS, INC.
SUITE 3000 HOLDINGS, INC.
TMF CORP.

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

AMG BOSTON HOLDINGS, LLC

By:	Affiliated Managers Group, Inc.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

AMG GENESIS, LLC

By:	AMG New York Holdings Corp.,
its Manager and Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

AMG/MIDWEST HOLDINGS, LLC

By:	AMG/Midwest Holdings, Inc.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

AMG PA HOLDINGS PARTNERSHIP

By:	AMG Northeast Holdings, Inc.,
its Managing Partner

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

AMG PROPERTIES LLC

By:	Affiliated Managers Group, Inc.,
its Manager and Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

CHICAGO ACQUISITION, LLC

By:	AMG/Midwest Holdings, Inc.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

EL-TRAIN ACQUISITION LLC

By:	AMG New York Holdings Corp.,
its Manager Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

FA (DE) ACQUISITION COMPANY, LLC

By:	Affiliated Managers Group, Inc.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

FCMC HOLDINGS LLC

By:	Affiliated Managers Group, Inc.,
its Manager and Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

FIRST QUADRANT HOLDINGS, LLC

By:	Affiliated Managers Group, Inc.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

MANAGERS INVESTMENT GROUP LLC

By:	TMF Corp.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

PRIDES CROSSING HOLDINGS LLC

By:	Affiliated Managers Group, Inc.,
its Managing Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement

TIMESSQUARE MANAGER MEMBER, LLC

By:	AMG Northeast Holdings, Inc.,
its Manager Member

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Secretary

TOPSPIN ACQUISITION, LLC

By:	Affiliated Managers Group, Inc.,
its sole Member and Manager

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Executive Vice President, General Counsel and Secretary

WELCH & FORBES, INC.

By:	/s/ John Kingston, III
	Name:	John Kingston, III
	Title:	Vice President and Clerk

First Amendment to Affiliated Managers Group Third Amended and Restated Credit Agreement